John Hancock
Real Estate Securities Fund
Quarterly portfolio holdings 11/30/2022

Fund’s investments
As of 11-30-22 (unaudited)
	Shares	Value
Common stocks 97.9%		$272,452,227
(Cost $238,233,362)
Consumer discretionary 1.5%		4,127,265
Hotels, restaurants and leisure 1.5%
Hotels, resorts and cruise lines 1.5%
Hyatt Hotels Corp., Class A (A)	41,141	4,127,265
Industrials 1.3%		3,498,069
Construction and engineering 1.3%
Construction and engineering 1.3%
WillScot Mobile Mini Holdings Corp. (A)	72,559	3,498,069
Real estate 95.1%		264,826,893
Equity real estate investment trusts 94.6%
Diversified REITs 4.5%
Empire State Realty Trust, Inc., Class A	540,801	4,169,576
WP Carey, Inc.	105,995	8,352,406
Health care REITs 10.1%
CareTrust REIT, Inc.	192,682	3,815,104
Healthpeak Properties, Inc.	158,750	4,168,775
LTC Properties, Inc.	130,280	5,118,701
Welltower, Inc.	211,674	15,035,204
Hotel and resort REITs 4.1%
Host Hotels & Resorts, Inc.	337,209	6,386,738
Ryman Hospitality Properties, Inc.	55,030	5,036,896
Industrial REITs 15.9%
First Industrial Realty Trust, Inc.	51,120	2,584,116
Innovative Industrial Properties, Inc.	14,306	1,734,030
Plymouth Industrial REIT, Inc.	230,400	4,769,280
Prologis, Inc.	262,498	30,919,639
Rexford Industrial Realty, Inc.	78,912	4,363,044
Office REITs 4.9%
Alexandria Real Estate Equities, Inc.	38,591	6,005,146
Corporate Office Properties Trust	171,152	4,752,891
Veris Residential, Inc. (A)	176,797	2,839,360
Residential REITs 16.1%
American Homes 4 Rent, Class A	195,235	6,456,421
AvalonBay Communities, Inc.	69,383	12,135,087
Equity Residential	174,045	11,288,559
Independence Realty Trust, Inc.	136,841	2,479,559
Sun Communities, Inc.	84,558	12,421,570
Retail REITs 14.7%
Agree Realty Corp.	112,152	7,845,032
Brixmor Property Group, Inc.	331,934	7,694,230
Getty Realty Corp.	83,957	2,772,260
Kimco Realty Corp.	412,453	9,453,423
Phillips Edison & Company, Inc.	198,727	6,404,971
Spirit Realty Capital, Inc.	51,968	2,152,515
Tanger Factory Outlet Centers, Inc.	238,394	4,636,763
Specialized REITs 24.3%
American Tower Corp.	44,472	9,839,430
CubeSmart	34,150	1,413,469
Equinix, Inc.	22,627	15,627,338
Iron Mountain, Inc.	93,028	5,054,211
2	JOHN HANCOCK REAL ESTATE SECURITIES FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Specialized REITs (continued)
Life Storage, Inc.	75,661	$8,132,801
Public Storage	53,435	15,921,494
VICI Properties, Inc.	340,877	11,657,993
Real estate management and development 0.5%
Real estate services 0.5%
CBRE Group, Inc., Class A (A)	17,448	1,388,861

	Yield (%)	Shares	Value
Short-term investments 1.5%			$4,245,332
(Cost $4,245,299)
Short-term funds 1.5%			4,245,332
John Hancock Collateral Trust (B)	3.8739(C)	23,238	232,235
State Street Institutional U.S. Government Money Market Fund, Premier Class	3.6508(C)	4,013,097	4,013,097

Total investments (Cost $242,478,661) 99.4%	$276,697,559
Other assets and liabilities, net 0.6%	1,676,144
Total net assets 100.0%	$278,373,703

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(C)	The rate shown is the annualized seven-day yield as of 11-30-22.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of November 30, 2022, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	23,238	—	$252,200	$(20,000)	$2	$33	—	—	$232,235
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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